SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Material

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Soliciting Material Pursuant to Rule 14a-12

REDWOOD ENHANCED INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

REDWOOD ENHANCED INCOME CORP.
250 West 55th Street, 26th Floor
New York, New York 10019
August 31, 2023
Dear Stockholder:
You are cordially invited to participate in the 2023 Annual Meeting of Stockholders (the “Meeting”) of Redwood Enhanced Income Corp., a Maryland corporation (the “Company,” “we,” “us” or “our”), to be held on October 11, 2023 at 10:00 a.m., Eastern Time at the Company’s principal executive office, 250 West 55th Street, 26th Floor, New York, New York 10019.
The Notice of 2023 Annual Meeting of Stockholders and the proxy statement, which have been mailed to you along with the proxy card and our annual report on Form 10-K for the period from March 14, 2022 (inception) through December 31, 2022, provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (1) elect one director of the Company and (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. We will also report on the Company’s progress during the past year and respond to stockholders’ questions.
It is very important that your shares be represented at the Meeting. Even if you plan to participate in the Meeting, we urge you to vote your proxy by mail by following the instructions on the proxy card. Your vote and participation in the governance of the Company are very important to us.
Sincerely yours,
Ruben Kliksberg
Co-President
Sean Sauler
Co-President
This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the proxy card to vote your proxy. Even if you vote your shares prior to the Meeting, you may still participate in the Meeting and vote your shares at the Meeting if you wish to change your vote.

REDWOOD ENHANCED INCOME CORP.
250 West 55th Street, 26th Floor
New York, New York 10019
(212) 970-1400
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 11, 2023, 10:00 a.m., Eastern Time
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Redwood Enhanced Income Corp. (the “Company,” “we,” “us” or “our”) that:
The 2023 Annual Meeting of Stockholders (the “Meeting”) of the Company will be held at the Company’s principal executive office, 250 West 55th Street, 26th Floor, New York, New York 10019, on October 11, 2023 at 10:00 a.m., Eastern Time, for the following purposes:
1.   To elect one director of the Company who will serve until the 2026 annual meeting of Stockholders or until her successor is duly elected and qualifies; and
2.   To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
You have the right to receive notice of, and to vote at, the Meeting if you were a Stockholder of record at the close of business on August 21, 2023 (the “Record Date”). A list of stockholders of record as of the Record Date will be available for inspection for any purpose germane to the Meeting during ordinary business hours at our offices located at 250 West 55th Street, 26th Floor, New York, New York 10019. If our offices are not open, stockholders may request access to the list of stockholders by contacting us by mail sent to the attention of the Secretary of the Company at our principal executive offices located at 250 West 55th Street, 26th Floor, New York, New York 10019 or you can call us by dialing (212) 970-1400, in each case stating the purpose of the request and providing proof of ownership of the Company’s stock. The list of stockholders will also be available for inspection during the Meeting.
We are furnishing this Notice of 2023 Annual Meeting of Stockholders, the proxy statement, the proxy card and our annual report on Form 10-K for the period from March 14, 2022 (inception) through December 31, 2022 by mail.
Your vote is extremely important to us. If you are unable to participate in the Meeting, we encourage you to vote your proxy by mailing your completed proxy card to our principal executive offices located at 250 West 55th Street, 26th Floor, New York, New York 10019. The receipt of any proxy card received before 12:00 a.m. on the date of the Meeting will be considered timely. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.
By Order of the Board of Directors,
/s/ ADAM BENSLEY

Adam Bensley
Secretary
New York, New York
August 31, 2023
This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the proxy card to vote your proxy. Even if you vote your shares prior to the Meeting, you still may participate in the Meeting and vote your shares at the Meeting if you wish to change your vote.

REDWOOD ENHANCED INCOME CORP.
250 West 55th Street, 26th Floor
New York, New York 10019
PROXY STATEMENT
FOR
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 11, 2023, 10:00 a.m., Eastern Time
This document will give you the information you need to vote on the matters listed on the accompanying Notice of 2023 Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the U.S. Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 970-1400.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Redwood Enhanced Income Corp. (the “Company,” “REIC,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Stockholders (the “Meeting”) to be held at the Company’s principal executive office, 250 West 55th Street, 26th Floor, New York, New York 10019, on October 11, 2023 at 10:00 a.m., Eastern Time and at any postponements or adjournments thereof. This Proxy Statement and the Company’s annual report on Form 10-K (the “Annual Report”) for the period from March 14, 2022 (inception) through December 31, 2022 are being provided to stockholders of the Company (the “Stockholders”) of record as of August 21, 2023 (the “Record Date”) via mail on or about August 31, 2023. In addition, a Notice of Annual Meeting and a proxy card are being mailed to Stockholders of record as of the Record Date.
We encourage you to vote your shares, either by voting in person at the Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he, she or it has previously voted his, her or its shares via proxy or wishes to change a previous vote.
You will be eligible to vote your shares in person or by mail by following the instructions on the proxy card.
Purpose of the Meeting
At the Meeting, you will be asked to vote on the following proposals (the “Proposals”):
1.   To elect one director of the Company who will serve until the 2026 annual meeting of Stockholders or until her successor is duly elected and qualifies (“Proposal 1”); and
2.   To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”).
Voting Securities
You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 14,439,103.14 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required
A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding which are entitled to vote on the Record Date will constitute a quorum. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. However, because Proposal 2 is a routine matter, broker non-votes will be treated as shares that are present for quorum purposes at the Meeting. Therefore, a broker non-vote will make a quorum more readily attainable.
Votes Required
Election of Directors
The election of a director requires the affirmative vote of a plurality of the votes cast by Stockholders entitled to vote at the Meeting in person or by proxy. For purposes of the election of a director, a plurality of votes cast shall mean that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election, even if such nominee does not receive more than half of all votes cast. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 1.
Ratification of Selection of Independent Registered Public Accounting Firm
The ratification of the selection of Grant Thornton requires the affirmative vote of a majority of the votes cast by Stockholders entitled to vote at the Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not participate in the Meeting. Proposal 1, the election of one director, is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Therefore, if you do not give your broker or nominee specific instructions on how to vote for you or you do not vote for yourself via mail by returning a proxy card, then your shares will have no effect on Proposal 1.
Proposal 2, the ratification of the selection of Grant Thornton to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, either by voting in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, then your broker or nominee will be able to vote your shares for you on Proposal 2.
Adjournment and Additional Solicitation
If there are not enough votes to establish a quorum or to approve the Proposals at the Meeting, then either the presiding officer of the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Meeting to permit further solicitation of proxies. Adam Bensley and Linda Forish are the persons named as the proxies for the Company and will vote proxies held by them for an adjournment if necessary to permit the further solicitation of proxies for purposes of establishing a quorum.
A Stockholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and mailing the Notice of Annual Meeting, this Proxy Statement, the proxy card and the Annual Report to Stockholders. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.
In addition to the solicitation of proxies by mail, proxies may be solicited in person by directors or officers of the Company, officers or employees of Redwood Capital Management, LLC, the Company’s investment adviser and administrator (“Redwood Capital Management”, the “Adviser” or the “Administrator”). No additional compensation will be paid to such directors, officers or regular employees for such services. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. The address of Redwood Capital Management is 250 West 55th Street, 26th Floor, New York, New York 10019.
Stockholders may provide their voting instructions in person or by mail by following the instructions on the proxy card.
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it by mail in time to be received before the Meeting, by attending the Meeting and voting in person, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Meeting.
Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, there were 14,439,103.14 shares of our Common Stock outstanding. As of such date, the following table sets out certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding Common Stock, each of our directors and officers and all officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company’s Common Stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons. To the Company’s knowledge, except as otherwise noted below, as of the Record Date, there were no persons that owned 5% or more of the outstanding shares of the Company’s Common Stock, and each person named in the following table has sole voting and investment power with respect to all shares of the Common Stock that he, she or it beneficially owns.

Security Ownership of Certain Beneficial Owners and Management
Name and Address(1)	Shares Owned	Percentage
Independent Directors
Jeanne L. Manischewitz	—	—
Boris Onefater	—	—
Jennifer Rosenthal	—	—
Interested Directors
Ruben Kliksberg	505,974.06(2)(3)	3.48%(2)(3)
Sean Sauler	167,398.41(4)	1.16%(4)
Executive Officers (who are not Interested Directors)
Toni Healey	—	—
Adam Bensley	—	—
All officers and directors as a group (7 persons)	—	—
Five Percent Holders
Cliffwater Corporate Lending Fund	2,539,893.43(5)	17.59%(5)
Cliffwater Enhanced Lending Fund	1,767,743.73(6)	12.24%(6)
Texas County and District Retirement System	6,695,936.25(7)	46.37%(7)]

(1)
The address for each of our officers and directors is c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, NY 10019.

(2)
The Adviser holds 3,778.84 shares of the Company. Mr. Kliksberg holds all voting interests of the Adviser and, accordingly, controls the Adviser’s shares of the Company.

(3)
RDK Family Investments LLC holds 502,195.22 shares of the Company. Mr. Kliksberg is a control person of RDK Family Investments LLC and, accordingly, has beneficial ownership over such shares.

(4)
MishSaulHamesh LLC holds 167,398.41 shares of the Company. Mr. Sauler is a control person of MishSaulHamesh LLC and, accordingly, has beneficial ownership over such shares.

(5)
Beneficial ownership as of December 31, 2022 as reported by Cliffwater Corporate Lending Fund (“Cliffwater Corporate”) on a Schedule 13G filed with the SEC on February 10, 2023. The 13G reports shared voting power with respect to 511,232 shares and shared dispositive power with respect to 3,107,561.64 shares by each of Cliffwater LLC, the investment adviser to Cliffwater Corporate (“Cliffwater Adviser”), and Stephen Nesbitt, the Chief Executive Officer of Cliffwater Adviser. The address of the principal business office of Cliffwater Corporate is 235 West Galena Street, Milwaukee, WI 53212. The address of each of Cliffwater Adviser and Mr. Nesbitt is 4640 Admiralty Way, 11th floor, Marina del Rey, CA 90292.

(6)
Beneficial ownership as of December 31, 2022 as reported by Cliffwater Enhanced Lending Fund (“Cliffwater Enhanced”) on a Schedule 13G filed with the SEC on February 10, 2023. The 13G reports shared voting power with respect to 511,232 shares and shared dispositive power with respect to 3,107,561.64 shares by each of Cliffwater Adviser, as the investment adviser to Cliffwater Enhanced, and Mr. Nesbitt, as Chief Executive Officer of Cliffwater Adviser. The address of the principal business office of Cliffwater Enhanced is 235 West Galena Street, Milwaukee, WI 53212. The address of each of Cliffwater Adviser and Mr. Nesbitt is 4640 Admiralty Way, 11th floor, Marina del Rey, CA 90292.

(7)
The address of the principal business office of Texas County and District Retirement System is 901 Mopac Expressway, South Barton Oaks Plaza IV Suite 500, Austin, TX 78746.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and other executive officers, and any person holding more than 10% of our Common Stock, are required to report their beneficial ownership and any changes thereof to us and the SEC. Specific due dates for those reports have been established, and we are required to report in this Proxy Statement any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons and information provided to us, we believe that, during the period from March 14, 2022 (inception) through December 31, 2022, the following Section 16(a) filings were untimely: (i) Form 4 filed on August 25, 2022 for Ruben Kliksberg and (ii) Form 4 filed on August 25, 2022 for Sean Sauler.
Dollar Range of Securities Beneficially Owned by Directors
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.
Name of Director	Dollar Range of Equity Securities in REIC(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)
Independent Directors
Jeanne L. Manischewitz	—	—
Boris Onefater	—	—
Jennifer Rosenthal	—	—
Interested Directors
Ruben Kliksberg	Over $100,000	Over $100,000
Sean Sauler	Over $100,000	Over $100,000

(1)
Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS
The Company’s charter provides for classifying the Board in three classes serving staggered three-year terms. In accordance with the Company’s amended and restated bylaws (the “Bylaws), the Board currently has five members and, if the nominee for director is elected at the Meeting, the Board will continue to have five members. After this election, the terms of the directors will expire in either 2024, 2025 or 2026. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.
A Stockholder can vote for or against, or abstain from voting with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the nominee below will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.
Information about the Nominee and Directors
Certain information with respect to the nominee for election at the Meeting is set forth below, including her name, age, a brief description of her recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominee for director currently serves as a director of the Company.
Ms. Manischewitz has been nominated for election by the Board, including the Independent Directors, as a director for a term expiring at the 2026 annual meeting of Stockholders or until her successor is duly elected and qualifies. Ms. Manischewitz is not being proposed for election pursuant to any agreement or understanding by or between Ms. Manischewitz and any other person and the Company.
Name, Age and Address(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Nominee for Director
Nominee for Independent Director
Jeanne L. Manischewitz (49)	Director	Director since 2022; term expires 2026 (if re-elected)	Portfolio manager and partner of York Capital Management	Ms. Manischewitz currently serves on the board of Graf Acquisition Corp. IV, a specialty purpose acquisition company (SPAC).
Independent Directors
Boris Onefater (55)	Director	Director since 2022; term expires 2024	Founder and Chief Executive Officer of Constellation Advisers LLC	None.
Jennifer Rosenthal (36)	Director	Director since 2022; term expires 2025	Chief Financial Officer of Kargoe	None.
Interested Directors
Ruben Kliksberg (44)	Co-Chairman and Co-President	Director since 2022; term expires 2024	Chief Executive Officer of the Adviser; Portfolio Manager of Redwood Master Fund, Ltd. and the Redwood Drawdown Funds	None.
Sean Sauler (41)	Co-Chairman and Co-President	Director since 2021; term expires 2025	Deputy Chief Executive Officer of the Adviser; and Portfolio Manager of Redwood Opportunity Fund, Ltd.	Mr. Sauler currently serves on the board of Arbor Brothers Inc.

(1)
The business address of each director is c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019.

(2)
No director otherwise serves as a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act.

Employee, Officer and Director Hedging
No employee, officer or director engages in hedging, and we do not have any hedging polices.
Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.
Director Independence
Our Board has determined that each of our directors, other than Messrs. Kliksberg and Sauler, is independent under the 1940 Act. The Board limits membership on the Audit Committee of the Company and the Nominating and Corporate Governance Committee of the Company to Independent Directors.
The Board’s Risk Oversight Role
The Board performs its risk oversight function primarily through (1) its two standing committees, described more fully below, which report to the Board and are comprised solely of Independent Directors and (2) monitoring by the Chief Compliance Officer in accordance with the Company’s compliance policies and procedures. Due to the fact the Company’s executive officers and interested directors are not compensated, the Board does not have a Compensation Committee.
The Board’s Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes and the Company’s independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include nominating directors for election by the Company’s stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the directors and management. Because they are comprised solely of Independent Directors, the Audit Committee and the Nominating and Corporate Governance Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer will prepare a written report annually discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, will address, at a minimum, (1) the operation of the Company’s compliance policies and procedures and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.
The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which the Company will be subject as a BDC. However, the Board will continually re-examine the manner in which it administers its risk oversight function to ensure that it meets the Company’s needs.

The Board’s Composition and Leadership Structure
The Company’s business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are Independent Directors. The Board has elected the Company’s officers, who serve at the discretion of the Board. The Company believes that the small size of the Board creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the directors.
Ruben Kliksberg, the CEO of the Adviser, and, Sean Sauler, the Deputy-CEO of the Adviser, and therefore interested persons of the Company, serve as Co-Chairmen of the Board. The Company believes that it is in the best interests of stockholders for Messrs. Kliksberg and Sauler to lead the Board because of their broad experience with the day-to-day management and operation of other investment funds and their significant background in the financial services industry, as described below. The Board has not initially identified a lead Independent Director. However, the Company believes that the Board’s proposed leadership structure, in which (1) 60% of the directors are Independent Directors and, as such, are not affiliated with the Adviser, and (2) each of its standing committees is chaired by an Independent Director, is appropriate in light of the services that the Adviser will provide the Company and the potential conflicts of interest that could arise from these relationships.
Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes has prepared each director to be an effective member of the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Independent Directors
Jeanne L. Manischewitz is an experienced fiduciary and investment professional with over 25 years in the financial services industry. Most recently she spent 15 years at York Capital Management where she was a portfolio manager and a partner of the firm until September 2020. During that time, she also served on the firm’s ESG committee and was a steering committee member of the Women’s Network. Prior to her time at York Capital Management, Ms. Manischewitz spent a total of seven years as a senior credit analyst at Moore Capital Management and Halcyon Capital Management. Ms. Manischewitz started her career on Wall Street as an investment banker at Salomon Smith Barney. She currently serves on the board of Graf Acquisition Corp. IV, a specialty purpose acquisition company (SPAC). Ms. Manischewitz received her undergraduate degree from Princeton University.
Boris Onefater was the founder and Chief Executive Officer of Constellation Advisers LLC, an investment advisory services business, and is a seasoned executive with over 30 years of investment management experience. Since he founded Constellation in 2008, Mr. Onefater has focused his efforts on working with alternative and traditional investment management clients, and assisting investors with their accounting, compliance, middle office, governance, due diligence and operational infrastructure needs.

Previously Mr. Onefater served as Chief Executive Officer, Chief Financial Officer and Chief Operating Officer at Dreman Value Management, a $20 billion asset management firm, and as Partner and National Hedge Company Director at Deloitte & Touche LLP, where he built and managed the firm’s investment management consulting practice. Mr. Onefater received his B.S. degree in Accounting and Finance at New York University and is a Certified Public Accountant in the State of New York.
Jennifer Rosenthal began her career at Morgan Stanley in the Investment Banking Division where she worked in the Mergers and Acquisitions group. Ms. Rosenthal then spent eight years investing in healthcare equities at S.A.C. Capital Advisors, Highbridge Capital Management LLC and Hutchin Hill Capital LP. Most recently she was the Chief Financial Officer of Kargoe, an online retail platform. Ms. Rosenthal graduated from the University of Michigan’s Ross School of Business in 2009.
Interested Directors
Ruben Kliksberg is currently Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Kliksberg joined the Adviser in 2005. He became Deputy Portfolio Manager of the Redwood Master Fund, Ltd and the Redwood Drawdown Funds in 2013. He became Co-Chief Executive Officer of the Adviser, and Co-Portfolio Manager of the Redwood Master Fund, Ltd and the Redwood Drawdown Funds, in 2017. From 2000 until 2002, Mr. Kliksberg worked as an analyst at the Investment Banking Technology Group of Credit Suisse, where he was an advisor on mergers and acquisitions and corporate finance transactions. From 1999 until 2000, Mr. Kliksberg worked for the International Finance Corporation of the World Bank, making private direct debt and equity investments in companies in emerging markets. Mr. Kliksberg graduated cum laude from Georgetown University in 1999. He received an M.B.A. with High Distinction Honors (Baker Scholar) from Harvard Business School, and a Masters in Public Administration from the Harvard Kennedy School of Government in 2005.
Sean Sauler is currently Deputy Chief Executive Officer and Co-Chief Investment Officer of the Adviser. Mr. Sauler joined the Adviser in 2006, became Deputy Portfolio Manager of the Redwood Opportunity Fund, LTD in 2016 and became the Deputy Chief Executive Officer of the Adviser in April 2020. From 2004 to 2006, Mr. Sauler was an analyst in the Restructuring and Distressed Finance Group at Credit Suisse, where he was involved in rescue financings and corporate advisory work. Mr. Sauler currently serves on the board of Arbor Brothers Inc. Mr. Sauler graduated cum laude with a B.S. degree from the Wharton School, University of Pennsylvania in 2004.
Committees of the Board
The Board held six meetings in 2022. The Company requires each director to make a diligent effort to attend all meetings of the Board and committee of which he or she is a member and each annual meeting of the stockholders. All of the directors attended each meeting.
Audit Committee
The members of the Audit Committee are Ms. Manischewitz, Mr. Onefater and Ms. Rosenthal, each of whom is an Independent Director. Mr. Onefater serves as Chairman of the Audit Committee. The Audit Committee held four meetings in 2022. All of the members of the Audit Committee attended each meeting. The Board has determined that Mr. Onefater is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Securities Act.
The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm to audit the Company’s accounts and records; reviewing and discussing with management and the auditors the Company’s annual audited financial statements; reviewing and discussing with management and the auditors the Company’s quarterly unaudited financial statements; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding the Board in determining the fair value of the Company’s portfolio securities that are not publicly traded or for which current market values are not readily available. The Audit Committee Charter is appended hereto.

Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Ms. Manischewitz, Mr. Onefater and Ms. Rosenthal, each of whom is an Independent Director. Ms. Rosenthal serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held no meetings in 2022. The Nominating and Corporate Governance Committee operates pursuant to a Nominating and Corporate Governance Committee Charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, which include: selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management. The Nominating and Corporate Governance Committee Charter is appended hereto.
The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as a member of the Board of Directors include: compliance with the independence and other applicable requirements of the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the Company, taking into account the Company’s needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment as a member of the Board of Directors, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations. In addition, as part of the Board of Directors’ annual-self assessment, the members of the Nominating and Corporate Governance Committee will evaluate the membership of the Board of Directors and whether the Board of Directors maintains satisfactory policies regarding membership selection.
Information about the Officers Who Are Not Directors
Set forth below is certain information regarding our officers who are not directors.
Name	Age	Position
Toni Healey	53	Chief Financial Officer and Treasurer
Adam Bensley	46	Chief Compliance Officer and Secretary
The address for each officer is c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, NY 10019.
Toni Healey is the Company’s Chief Financial Officer and Treasurer. She has served as the Adviser’s Chief Financial Officer, where she is also a partner. Prior to joining the Adviser in 2000, Ms. Healey worked at Grant Thornton LLP from 1993 to 2000. At Grant Thornton, Ms. Healey was an auditor specializing in financial services which included hedge funds, mutual funds and clearing broker-dealers. Ms. Healey graduated from St. John’s University in 1991 with a B.S. in Accounting and completed her MBA in Taxation from St. John’s in 1993.
Adam Bensley is the Company’s Chief Compliance Officer and Secretary. He has served as the Adviser’s General Counsel and Chief Compliance Officer since 2019. From 2012 until 2019, Mr. Bensley was the General Counsel and Chief Compliance Officer of Capstone Investment Advisors, LLC. Prior to Capstone, Mr. Bensley worked at AllianceBernstein, L.P., with responsibility for legal aspects relating to their alternatives business, and was an associate in the investment management group of Schulte Roth & Zabel, LLP. Mr. Bensley received a B.A. from Yeshiva University in 1999 and a J.D. from the Columbia University School of Law in 2002.
Code of Ethics
The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. These codes of ethics generally do not permit investments by the Company’s and the Adviser’s personnel in securities that may be purchased or sold by the Company.
Compensation of Directors
The following table shows information regarding the compensation earned by our directors for the period from March 14, 2022 (inception) through December 31, 2022. No compensation is paid directly by the Company to any of its interested directors or executive officers.
Name	Fees Earned or Paid in Cash(1)		Total
Independent Directors
Jeanne L. Manischewitz	$		$
Boris Onefater
Jennifer Rosenthal
Interested Directors
Ruben Kliksberg		—		—
Sean Sauler		—		—

(1)
For a discussion of the Independent Directors’ compensation, see below.

For the period from March 14, 2022 (inception) through December 31, 2022, each Independent Director received an annual payment of $75,000 for services performed on behalf of the Company as a director, prorated to the date of our inception. The Company did not reimburse Independent Directors any out-of-pocket expenses incurred in connection with attending each meeting of the Board and each committee meeting (unless combined with a meeting of the Board). In addition, the Company has purchased directors’ and officers’ liability insurance on behalf of its directors and officers and indemnify such persons against certain losses.
Certain Relationships and Related Party Transactions
Transactions with Related Persons; Review, Approval or Ratification of Transaction with Related Persons
The Company has entered into the Investment Advisory Agreement with the Adviser in accordance with the 1940 Act. Under the Investment Advisory Agreement, the Adviser provides the Company with investment advisory and management services. For these services, the Company will pay (1) a management fee equal to a percentage of the value of the Company’s net assets excluding cash and cash equivalents but including assets purchased with borrowed funds and (2) an incentive fee based on the Company’s performance.
The Company has entered into the Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator will perform, or oversee the performance of, the Company’s required administrative services. Payments under the Administration Agreement will be based upon the Company’s allocable portion of the overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the fees of the Sub-Administrator, rent, technology systems (including subscription fees and other costs and expenses related to Bloomberg Professional Services and the Adviser’s third-party Order Management System), insurance and the Company’s allocable portion of the cost of compensation and related expenses of its Chief Compliance Officer and Chief Financial Officer and their respective staffs.
Potential Conflicts of Interest
The Adviser and its affiliates may engage in management or investment activities on behalf of entities that have overlapping objectives and strategies with the Company. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to the Company and any others to which they may provide management or investment services. In order to address these conflicts, the Adviser has an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act.
The Company expects that there will not be readily available market values for many of the investments that will be in its portfolio, and the Company will value such investments at fair value as determined in good faith by the Adviser, the Company’s Valuation Designee, subject to the oversight of the Board under the Company’s valuation policy and process. Valuations of private investments and private companies require judgment, are inherently uncertain, often fluctuate and are frequently based on estimates. It is possible that determinations of fair value will differ materially from the values that would have been used if an active market for these investments existed. If determinations regarding the fair value of investments were materially higher than the values that were ultimately realized upon the sale of such investments, the returns to the Company’s investors would be adversely affected. In connection with that determination, investment professionals from Adviser will provide the Board with preliminary portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in the valuation process could result in a conflict of interest as the Adviser’s base management fee will be based, in part, on the Company’s net assets and the incentive fees will be based, in part, on unrealized gains and losses.
Under the incentive fee structure in the Investment Advisory Agreement, the Company’s adjusted net investment income for purposes thereof is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for the Adviser to the extent that it encourages the Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. The Adviser may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to the Company on such securities. This risk could be increased because, under the Investment Advisory Agreement, the Adviser is not obligated to reimburse the Company for incentive fees it receives even if the Company subsequently incurs losses or never receives in cash the deferred income that was previously accrued.
In addition, the incentive fee payable to the Adviser may create an incentive for the Adviser to cause the Company to realize capital gains or losses that may not be in the best interests of the Company or its stockholders. Under the incentive fee structure, the Adviser benefits when the Company recognizes capital gains and, because the Adviser determines when an investment is sold, the Adviser controls the timing of the recognition of such capital gains.
The professionals of the Adviser currently serve and may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does or of accounts sponsored or managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates currently manage and may have other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or its stockholders. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Company and other accounts advised by or affiliated with the Adviser or its affiliates. Certain of these accounts may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit the Adviser and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. For example, the 1940 Act restricts the Adviser from receiving more than a 1% fee in connection with loans that the Company acquires, or originates, a limitation that does not exist for certain other accounts. The Adviser seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, there can be no assurance that such opportunities will be allocated to the Company fairly or equitably in the short-term or over time, and there can be no assurance that the Company will be able to participate in all investment opportunities that are suitable to it.
The Company will be prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of the Company’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Company generally will be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Directors. The Company will consider the Adviser and its affiliates to be its affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of the Company’s affiliates, which could include investments in the same portfolio company, without prior approval of the Independent Directors and, in some cases, the SEC. The Company will be prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of the Company’s voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.
The Company may, however, invest alongside the Adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Company’s behalf and on behalf of its other clients, negotiates no term other than price. The Company may also invest alongside the Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policy.
On April 1, 2022, the SEC granted to the Adviser and the Company exemptive relief on which we expect to rely to co-invest with other funds managed by the Adviser in a manner consistent with our investment, objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
The Adviser and its affiliates may from time to time incur expenses on behalf of the Company and their other clients (which may include one or more investment funds established by the Adviser or its affiliates). Although the Adviser and its affiliates will attempt to allocate such expenses on a basis that they consider equitable, there can be no assurance that such expenses will be allocated appropriately in all cases. As a result, the Company may bear an expense to which it does not receive a proportionate (or any) benefit.
Certain Business Relationships
Certain of our current directors and officers are directors or officers of the Adviser.
Promoters and Certain Control Persons
The Adviser may be deemed a promoter of the Company. We have entered into the Investment Advisory Agreement and the Administration Agreement with the Adviser. The Adviser, for its services to us, is entitled to receive management fees and incentive fees in addition to the reimbursement of certain expenses. In addition, under the Investment Advisory Agreement, we expect, to the extent permitted by applicable law and in the discretion of the Board, to indemnify the Adviser and certain of its affiliates.

PROPOSAL 2: RATIFY GRANT THORNTON AS INDEPENDENT AUDITORS FOR 2023
FISCAL YEAR END
Grant Thornton, an independent registered public accounting firm, audited the financial statements of the Company from its inception on March 14, 2022 through December 31, 2022 and has been selected as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023. Grant Thornton was selected by the Audit Committee of the Company and that selection was ratified by the Board, including all of the Independent Directors. We do not know of any direct or indirect financial interest of Grant Thornton in REIC. A representative of Grant Thornton is expected to join the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to questions from Stockholders.
Principal Accountant Fees and Services
For the period from March 14, 2022 (inception) through December 31, 2022
Audit fees	$315,350
Audit-related fees
Tax services fees	—
All other fees	—
Total	$315,350
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and reviews of our quarterly interim financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing of the Company’s registration statement on Form 10.
Tax Fees
Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.
All Other Fees
All other fees would include fees for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management. All services described in the table above were pre-approved by the Audit Committee. No non-audit fees were billed by Grant Thornton for services rendered to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services since the Company’s inception. All fees described under the sections “Audit-Related Fees”, “Tax Fees” and “All Other Fees” have been approved by the Audit Committee.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Audit Committee Report(1)
Our Audit Committee has reviewed and discussed with our management and Grant Thornton LLP our audited financial statements for the period from March 14, 2022 (inception) through December 31, 2022. Our Audit Committee has also discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report for the period from March 14, 2022 (inception) through December 31, 2022 for filing with the SEC.
Submitted by the Audit Committee
Boris Onefater, Chairman
Jeanne L. Manischewitz
Jennifer Rosenthal

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, unless and only to the extent that we specifically incorporate it by reference.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve the Proposals at the Meeting, then either the presiding officer of the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment.
ANNUAL AND QUARTERLY REPORTS
Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, upon request by writing to us or by calling us at (212) 970-1400. Please direct your written request to Adam Bensley, Chief Compliance Officer and Secretary, c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.
DELIVERY OF PROXY MATERIALS
Please note that only one copy of the Annual Report, Proxy Statement, proxy card or Notice of Annual Meeting may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (212) 970-1400. Please direct your written requests to Adam Bensley, Chief Compliance Officer and Secretary, c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019.
SUBMISSION OF STOCKHOLDER PROPOSALS
A Stockholder who intends to present a proposal at this Meeting or the 2024 annual meeting of Stockholders, including nomination of a director, must submit the proposal in writing addressed to Adam Bensley, Chief Compliance Officer and Secretary, c/o Redwood Enhanced Income Corp., 250 West 55th Street, 26th Floor, New York, New York 10019. Such notices must be received by the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement; provided, however, that in connection with this Meeting, which is the Company’s first annual meeting, or in the event that the date of the 2024 annual meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of this Meeting, in order for notice by the Stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company expects that the 2024 annual meeting of Stockholders will be held in June 2024, but the exact date, time and location of such meeting have yet to be determined. Stockholders are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2024 annual meeting of Stockholders unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Audit Committee is responsible for establishing and maintaining procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Audit Committee. Complaints may be submitted on a confidential and anonymous basis.

The Audit Committee Members may be contacted at:
Redwood Enhanced Income Corp.
Attn: Chairman of Audit Committee
250 West 55th Street, 26th Floor
New York, New York 10019
You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions on the proxy card.
By Order of the Board of Directors,
/s/ ADAM BENSLEY

Adam Bensley
Chief Compliance Officer and Secretary
New York, New York
August 31, 2023

REDWOOD ENHANCED INCOME CORP. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON October 11, 2023 The undersigned hereby appoints Adam Bensley and Linda Forish, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Redwood Enhanced Income Corp. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Redwood Enhanced Income Corp. to be held on October 11, 2023 at 10:00 am Eastern Time at the Company’s principal executive office, 250 West 55th Street, 26th Floor, New York, New York 10019, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1 and Proposal 2, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.(Continued and to be signed below) REDWOOD ENHANCED INCOME CORP.250 West 55th Street, 26th FloorNew York, NY 10019To change your address, please mark this box DETACH PROXY CARD HERE Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States. Votes must beindicated (x) in Black or Blue ink.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1. Proposal 1:Proposal 2:To elect Jeanne L. Manischewitz as a director of the Company, for a term expiring at the 2026 annual meeting of Stockholders or until her successor is duly elected and qualifies.Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN Please sign exactly as your name(s) appear(s) hereon. If the stock isregistered in the name of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign inpartnership name by authorized person. Share Owner sign hereCo-Owner sign hereDate